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                                                                   EXHIBIT 10.84

THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND OTHERWISE IN ACCORDANCE WITH THIS WARRANT.


                                                                February 5, 2001
                          STAR TELECOMMUNICATIONS, INC.
                          COMMON STOCK PURCHASE WARRANT


         THIS CERTIFIES THAT, for value received, Gotel Investments Ltd. (the "Holder"), is entitled to purchase from STAR Telecommunications, Inc., a Delaware corporation (the "Corporation"), beginning on the date hereof and ending on the "Termination Date" as such terms are defined below, the number of fully paid and nonassessable shares of the Corporation's Common Stock, $.001 par value (the "Common Stock"), set forth in Section 1 below, at a per share exercise price equal to $0.375 (the "Warrant Price"), subject to the terms and provisions hereof. This Warrant is issued pursuant to the terms of that certain Purchase Agreement dated as of an even date herewith (the "Agreement") by and between Holder and the Corporation and is subject to the terms and conditions thereof. Capitalized terms not otherwise defined herein shall have the meanings therefor as set forth in the Agreement.

         1. SHARES SUBJECT TO WARRANT COMMENCEMENT DATE; TERMINATION DATE. The number of shares of Common Stock for which this Warrant may be exercised shall be 10,000,000 shares. This Warrant shall be exercisable in a manner that is mutually agreed to by the parties. This Warrant shall not be exercisable after the date that is one hundred eighty (180) days from the date that the registration statement on Form S-1 relating to the shares of Common Stock underlying this Warrant is first declared effective by the Securities and Exchange Commission (the "Termination Date").

         2. METHOD OF EXERCISE; PAYMENT. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant, properly endorsed, at the principal office of the Corporation, and by (a) payment to the Corporation of the Warrant Price of the Common Stock being purchased, and (b) delivery to the Corporation of a customary investment letter executed by the Holder, confirming that the shares of Common Stock being purchased are being acquired for the Holder's own account and not with a view to or for sale in connection with any distribution of such shares, acknowledging securities law restrictions applicable to such shares, and agreeing that certificates evidencing such shares shall bear a legend accordingly restricting the transfer of such shares.

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         3.  STOCK FULLY PAID; RESERVATION OF SHARES. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all liens. The Corporation further covenants and agrees that, at all times during the period within which the rights represented by this Warrant may be exercised, it will reserve for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, the number of shares of Common Stock as are issuable at such time upon the exercise of the rights represented by this Warrant.

         4. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Corporation shall make a cash payment therefor upon the basis of the fair market value of the Common Stock, as determined by the closing price of Common Stock on the Principal Market on the date that this Warrant is exercised.

         5. ADJUSTMENTS FOR STOCK SPLIT, RECLASSIFICATION, EXCHANGE OR MERGER. In the event the outstanding shares of Common Stock shall, after the date of this Warrant, be subdivided (split), or combined (reverse split) or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant and this Warrant Price shall, concurrently with the effectiveness of any such subdivision, combination, dividend or other distribution, be proportionately adjusted. In case of a reorganization, reclassification or exchange involving the Common Stock, or any consolidation or merger of the Corporation with another corporation in which the Common Stock is converted into other securities or property, then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof, in lieu of the number of shares of Common Stock receivable thereupon, the amount of securities or property which the Holder would have received had this Warrant been fully exercised for Common Stock on the date of such event.

         6.  RESTRICTIONS ON TRANSFERABILITY.

                  This Warrant shall not be transferrable. The Securities shall not be transferable except upon the conditions specified in this Section. The Holder will cause any proposed transferee of the Securities to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section and elsewhere in this Warrant. Each certificate representing the Securities, and any other securities issued in respect of the Securities (collectively, the "Restricted Securities"), shall be imprinted with substantially the following legend, in addition to any legend required under applicable state securities laws:

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED,

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HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN
EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS AND OBLIGATIONS WITH RESPECT TO PLEDGE OR TRANSFER AS SET FORTH IN A WARRANT WHICH MAY BE REVIEWED AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS.

         7.  MISCELLANEOUS.


         (a) GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         (b) NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telecopier, upon confirmation report of such telecopy or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified, in the case of the Corporation at its principal corporate office, and in the case of the Holder at the most recent address furnished for such purpose by the Holder to the Corporation.

         (c) SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         (d) ENTIRE AGREEMENT. This Warrant constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, term sheets, letters, discussions and understandings of the parties in connection herewith.

         (e) RIGHTS OF STOCKHOLDERS. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Corporation that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

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         IN WITNESS WHEREOF, STAR Telecommunications, Inc. has caused this
Warrant to be executed as of the date first set forth above.


                                       STAR TELECOMMUNICATIONS, INC.




                                       By:
                                          --------------------------------------
                                          Brett S. Messing
                                          Chairman and Chief Executive Officer


ACCEPTED AND AGREED:

GOTEL INVESTMENTS LTD.


By:
   -------------------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------


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